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                                                                   EXHIBIT 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included (or incorporated by reference) in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements File Nos. 33-64830 and 33-53975.

                                        /s/ ARTHUR ANDERSEN LLP
                                       -------------------------
                                            ARTHUR ANDERSEN LLP
Dallas, Texas
  March 26, 1997